The ---------------
                                  Westport
                              ------------- Funds

                                     [LOGO]

                               Semi-Annual Report
                                 June 30, 2001
                                  (Unaudited)

                                  888-593-7878

                                    website:
                             www.westportfunds.com


                                 ---------------
                                 WESTPORT [LOGO]
                                  INVESTMENTS
                                 ---------------

LETTER TO SHAREHOLDERS                                              JULY 9, 2001
================================================================================

Dear Fellow Shareholder:

This year was expected to be challenging for stock market investors and first half returns for major indices are consistent with that expectation. The economic ripple from the burst U.S. investment bubble is now spreading internationally, keeping the domestic economy softer and profits lower in the second half than currently anticipated, thereby raising the odds for consecutive negative stock market returns in 2000 and 2001. However, some market watchers are currently expressing optimism, which we believe can be traced to both the aggressive first half easing of monetary policy by the Federal Reserve (Fed) and history. The U.S. equity market, as measured by the Standard & Poor's 500 Index, has not recorded two consecutive years of negative returns since 1973 and 1974.

It is especially noteworthy that in this challenging environment characterized by volatile financial markets, negative returns in many markets and an abrupt economic slowdown, both Westport Funds recorded positive returns that exceeded their respective benchmarks. The Westport Small Cap Fund (Small Cap) was selected for a second consecutive year by Money Magazine as one of "The Best 100 Funds." Both Funds retained the Morningstar, Inc. highest rating (5 stars) for their returns since inception.

                                TABLE OF RESULTS
                               THE WESTPORT FUNDS
                         TOTAL RETURNS-- JUNE 30, 2001

---------------------------------------------------------------------------------------
                                                                       Since Inception*
                                         Six Months      One Year         to 6/30/01
Fund or Index                          Ended 6/30/01   Ended 6/30/01   (Average Annual)
---------------------------------------------------------------------------------------
Westport Small Cap Fund - Class R**         7.5%           14.1%             22.1%
Russell 2000 Index                          7.0%            0.7%              6.0%
---------------------------------------------------------------------------------------
Westport Fund - Class R***                  2.5%            7.5%             18.8%
S&P 400 MidCap Index                        1.0%            8.9%             14.8%
---------------------------------------------------------------------------------------

During the first half of 2001, stock market results continued a performance dichotomy between growth and value categories that was displayed throughout 1999 and 2000. Using the Russell 2000 Index for illustration, the value component gained 12.8% in the first half, versus 0.1% increase for growth, but during the second quarter the return from the growth component exceeded that from the value component by more than six percentage points. This improved second quarter performance of the growth component reflected investor expectations that the Fed's aggressive easing, coupled with a Federal income tax cut and lower energy prices would lead to an improvement in economic activity no later than the fourth quarter of this year.

An important economic driver that led to the aggressive easing of monetary policy was the rapid reduction of technology capital investment, a major contributor to economic growth in the late nineties and 2000. During this time, a significant proportion of available financial resources was invested in the following: internet companies; telecom infrastructure to facilitate an anticipated surge in associated data traffic; and, increased productive capacity of supporting supplier companies. It is apparent that much of this invested capital has been consumed in support of losing operations or will be written off as capacity is reduced to match actual demand. A striking example can be found in the construction of multiple domestic long haul fiber optic data networks. In anticipation of much higher levels of data transport, many traditional telephone carriers and a number of new entrants ranging from electric utilities to privately funded start-ups, constructed long haul fiber optic networks. Recent technological improvements in fiber optics, which allow the fractionation of the white light into colors, multiplied data capacity. This combination of improved technology and construction of multiple networks increased capacity to the point where it is estimated that less than 5% of long haul domestic fiber optic capacity is currently being utilized.

It is not surprising that the initial rapid growth of firms benefiting from the capital investment boom resulted in unrealistic earnings expectations, which inflated stock prices to a level that produced a bubble. We are now seeing over-capacity rippling through companies in the supporting supplier chain, causing revenues, and especially earnings, to contract to a fraction of the levels estimated at the height of the financial bubble. There is concern that deflation of the financial market bubble will generate a negative "wealth effect", which may depress consumer spending. Because a major portion of the capacity cutbacks involves head count reductions, unemployment is likely to increase, creating a further threat to consumer spending and potentially leading to a domestic recession. It is this outcome the Fed's aggressive easing of monetary policy is attempting to preempt.

PORTFOLIO COMMENTS
The competing economic effects of the capital investment slowdown and the Fed's efforts to support the economy are largely responsible for the current heightened financial market volatility. With demand levels much lower than expectations, earnings of the suppliers to telephony and datacom companies have come under pressure, while at the same time lower short term interest rates continue to support equity market valuation and stimulate demand in interest rate sensitive industries. In this environment it is not surprising that regional banks and thrifts as well as consumer product and service companies were contributors to Small Cap's positive performance. Radio broadcasters contributed to the performance of both Funds during the first half, as investors anticipate an upturn in advertising spending coincident with improved economic activity. Another major contributor to both Funds' positive performance was the software sector (within the Business Products and Services portfolio segment). A significant factor at most software companies held in the Funds is a new product cycle, which creates incremental demand and lessens the influence of the economic environment.

Unigraphics Solutions, Inc. (UGS) and Computer Associates,  International,  Inc.
(CA) were the two best performing software companies in both Funds in the six month period, each with a gain exceeding 90%. The appreciation of UGS shares was the result of a proposal by Electronic Data Systems Corp. to purchase the minority shares held by public investors. CA exemplifies the kind of company the Westport Funds seek. CA, which has been a controversial company, is currently subject to a proxy contest by a disgruntled shareholder. Controversy can create an investment opportunity if it depresses a company's stock price. In our view, CA has a large valuable portfolio of systems management, security, storage management and other software that facilitates one-stop shopping for enterprise systems by major corporations, which is not reflected fully in its stock price. Two other excellent performers in Small Cap, each with appreciation exceeding 100% in the past six months, were Checkpoint Systems, Inc., a provider of electronic article surveillance systems, and ITT Educational Services, Inc., a provider of technology-oriented post-secondary degree programs. Also performing well was General Communications, Inc., an integrated telephony and cable television provider in Alaska, which gained more than 70%. In the Westport Fund, Fairchild Semiconductor Corporation, a manufacturer of analog and discrete semiconductors, increased nearly 60% during the period.

The Westport Funds' strategy leads to investments in niche businesses when they can be acquired at attractive prices. Oftentimes, the focus on niche businesses results in portfolio holdings that are attractive acquisition candidates for larger companies. In addition to the proposal for UGS mentioned earlier, three portfolio holdings in Small Cap agreed to be acquired during the first half - PBOC Holdings, Inc., a savings bank operating in Southern California; Bindley Western Industries, Inc., a regional pharmaceutical distributor; and Houghton-Mifflin Company, a textbook publisher.

The industries with the poorest performance in the first half of 2001 were oil and gas exploration and production companies and oil field service companies. Reduced industrial production and less air conditioning demand led to price declines for natural gas, thereby depressing stock prices for these companies.

OUTLOOK
The Fed raised interest rates 1.75% in the twelve months ended mid-year 2000. The cumulative effect of this series of actions was largely responsible for the deflation of the internet/telecom stock market bubble and associated capital investment boom. With energy prices also increasing last year, the economy slowed from a pace exceeding 4.8% in each of the first two quarters of 2000 to 1% in the fourth quarter of last year and 1.2% in the first quarter of 2001. This slowdown broadly affected corporate profits, but the failure of demand to match expectations caused profits in the internet/telecom supplier chain to decrease dramatically. The corporate response has been to match production capacity to the new lower assessment of demand by shedding underutilized assets and unneeded employees. The Fed aggressively lowered interest rates a total of 2.75% from January 3, 2001, through June 30, 2001 to mitigate the impact of these layoffs on consumer spending.

We believe that two factors reduce the likelihood the Fed's action will stabilize the economy at its current level. First, although lower interest rates offer stimulative effects by making housing and expensive durable goods such as autos more affordable through cheaper financing, neither of these sectors needs stimulation. The second issue is - to paraphrase Milton Friedman - monetary policy operates with long and uncertain time lags. The Fed's easing of monetary policy should, based on theory and historical results be sufficient to stimulate the domestic economy, especially when combined with the recent Federal income tax cut and lower energy prices. However, the recovery is likely to be less robust and take longer to arrive than the consensus of investors currently expects.

In the meantime, as results for both Westport Funds demonstrate, it is possible to invest in companies, even technology companies, which provide satisfactory returns in this inhospitable environment. Our focus will continue to be on identifying those attractive businesses whose stock prices are depressed due to transitory factors. Earnings disappointments enlarge the pool of potential candidates.

We would like to take this opportunity to thank both our existing shareholders for their continued support and our new shareholders for their confidence.

Sincerely,

/s/ Edmund H. Nicklin, Jr.                  /s/ Andrew J. Knuth

Edmund H. Nicklin, Jr.                      Andrew J. Knuth

* The Class R shares of the Westport Fund and the Westport Small Cap Fund commenced operations on December 31, 1997.
** The Class I shares of the Westport Small Cap Fund commenced operations on February 16, 1998. For total return and other information relating to Class I shares, see the Financial Highlights on page 11.
*** Class I shares of the Westport Fund commenced operations on February 9, 2001. For total return and other information relating to Class I shares of the Westport Fund, see the Financial Highlights on page 9.

THE WESTPORT FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2001 (UNAUDITED)
==============================================================================================
                                                                                  Westport
                                                                Westport          Small Cap
                                                                  Fund               Fund
----------------------------------------------------------------------------------------------
ASSETS
Investment securities:
   At acquisition cost ..................................    $   18,446,906     $  600,813,030
                                                             ==============     ==============
   At market value (Note 2) .............................    $   20,940,421     $  750,929,293
Dividends receivable ....................................            13,536            423,197
Receivable for securities sold ..........................                --            743,638
Receivable for capital shares sold ......................             2,892          1,400,484
Organization expenses, net (Note 2) .....................             6,888              6,888
Other assets ............................................            23,715            147,724
                                                             --------------     --------------
      TOTAL ASSETS ......................................        20,987,452        753,651,224
                                                             --------------     --------------

LIABILITIES
Payable for capital shares redeemed .....................               190             52,583
Payable for securities purchased ........................         1,028,323          1,433,398
Payable to affiliates (Note 4) ..........................            18,667            638,575
Other accrued expenses and liabilities ..................            13,097            168,881
                                                             --------------     --------------
      TOTAL LIABILITIES .................................         1,060,277          2,293,437
                                                             --------------     --------------

NET ASSETS ..............................................    $   19,927,175     $  751,357,787
                                                             ==============     ==============

Net assets consist of:
Paid-in capital .........................................    $   17,240,027     $  596,047,102
Accumulated net investment losses .......................           (39,565)          (238,126)
Accumulated net realized gains from security transactions           233,198          5,432,548
Net unrealized appreciation on investments ..............         2,493,515        150,116,263
                                                             --------------     --------------
Net assets ..............................................    $   19,927,175     $  751,357,787
                                                             ==============     ==============


PRICING OF CLASS R SHARES
Net assets attributable to Class R shares ...............    $   11,059,980     $  161,751,497
                                                             ==============     ==============
Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value) (Note 5) ..           750,917          8,251,225
                                                             ==============     ==============
Net asset value, offering price and
   redemption price per share (Note 2) ..................    $        14.73     $        19.60
                                                             ==============     ==============


PRICING OF CLASS I SHARES
Net assets attributable to Class I shares ...............    $    8,867,195     $  589,606,290
                                                             ==============     ==============
Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value) (Note 5) ..           601,731         29,970,952
                                                             ==============     ==============
Net asset value, offering price and
   redemption price per share (Note 2) ..................    $        14.74     $        19.67
                                                             ==============     ==============

See accompanying notes to financial statements.

THE WESTPORT FUNDS
STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)
================================================================================
                                                                    Westport
                                                     Westport       Small Cap
                                                       Fund            Fund
--------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends ....................................  $     87,823    $  3,417,046
                                                   ------------    ------------

EXPENSES
   Investment advisory fees (Note 4) ............        76,433       3,170,808
   Administration fees (Note 4) .................         7,563         133,651
   Transfer agent fees, Class R (Note 4) ........         7,200         113,930
   Transfer agent fees, Class I (Note 4) ........         3,000          13,248
   Shareholder servicing fees, Class R (Note 4) .            --          54,350
   Registration fees, Common ....................         2,712          46,821
   Registration fees, Class I ...................         4,090           3,222
   Registration fees, Class R ...................         4,073           2,946
   Accounting services fees (Note 4) ............        13,000          34,688
   Custodian fees ...............................         3,045          27,471
   Professional fees ............................        11,008          17,008
   Insurance expense ............................         3,402           4,257
   Postage and supplies .........................         1,075           5,339
   Shareholder reporting costs ..................         2,842           3,563
   Amortization of organization expenses (Note 2)         1,813           1,813
   Trustees' fees and expenses ..................         1,650           1,650
   Other expenses ...............................           561          20,407
                                                   ------------    ------------
      TOTAL EXPENSES ............................       143,467       3,655,172
   Fees waived by the Adviser (Note 4) ..........       (16,079)             --
                                                   ------------    ------------
      NET EXPENSES ..............................       127,388       3,655,172
                                                   ------------    ------------

NET INVESTMENT LOSS .............................       (39,565)       (238,126)
                                                   ------------    ------------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
   Net realized gains from security transactions        392,380       8,336,848
   Net change in unrealized appreciation/
      depreciation on investments ...............       190,503      39,966,016
                                                   ------------    ------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS        582,883      48,302,864
                                                   ------------    ------------

NET INCREASE IN NET ASSETS FROM OPERATIONS ......  $    543,318    $ 48,064,738
                                                   ============    ============

See accompanying notes to financial statements.

THE WESTPORT FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
=================================================================================================================================
                                                                      Westport Fund                  Westport Small Cap Fund
                                                             --------------------------------------------------------------------
                                                               Six Months                          Six Months
                                                                 Ended          For the Year         Ended          For the Year
                                                                June 30,           Ended            June 30,           Ended
                                                                  2001          December 31,          2001          December 31,
                                                               (Unaudited)          2000           (Unaudited)          2000
---------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income (loss) ..........................   $      (39,565)   $      (45,586)   $     (238,126)   $    1,049,540
   Net realized gains from security transactions .........          392,380         1,327,397         8,336,848        10,800,433
   Net change in unrealized appreciation/depreciation
      on investments .....................................          190,503          (119,770)       39,966,016        44,384,539
                                                             --------------    --------------    --------------    --------------
Net increase in net assets from operations ...............          543,318         1,162,041        48,064,738        56,234,512
                                                             --------------    --------------    --------------    --------------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income, Class R ...................               --                --                --          (128,188)
   From net investment income, Class I ...................               --                --                --          (811,430)
   From net realized gains, Class R ......................               --        (1,602,825)               --        (2,711,898)
   From net realized gains, Class I ......................               --                --                --       (10,819,137)
                                                             --------------    --------------    --------------    --------------
Decrease in net assets from distributions to shareholders                --        (1,602,825)               --       (14,470,653)
                                                             --------------    --------------    --------------    --------------

FROM CAPITAL SHARE TRANSACTIONS (Note 5):
CLASS R
   Proceeds from shares sold .............................       (3,271,763)        5,122,264        59,451,829        72,564,731
   Net asset value of shares issued in
      reinvestment of distributions to shareholders ......               --         1,595,860                --         2,799,473
   Payments for shares redeemed ..........................       (1,258,869)       (1,214,955)      (17,869,732)      (53,605,060)
                                                             --------------    --------------    --------------    --------------
Net increase (decrease) in net assets from Class R
   share transactions ....................................       (4,530,632)        5,503,169        41,582,097        21,759,144
                                                             --------------    --------------    --------------    --------------

CLASS I
   Proceeds from shares sold .............................        9,001,492                --       138,291,675       287,203,432
   Net asset value of shares issued in reinvestment of
      distributions to shareholders ......................               --                --                --         9,225,473
   Payments for shares redeemed ..........................         (368,484)               --       (35,272,278)      (86,618,159)
                                                             --------------    --------------    --------------    --------------
Net increase in net assets from Class I share transactions        8,633,008                --       103,019,397       209,810,746
                                                             --------------    --------------    --------------    --------------
Net increase in net assets from capital share transactions        4,102,376         5,503,169       144,601,494       231,569,890
                                                             --------------    --------------    --------------    --------------

TOTAL INCREASE IN NET ASSETS .............................        4,645,694         5,062,385       192,666,232       273,333,749

NET ASSETS:
   Beginning of period (Note 1) ..........................       15,281,481        10,219,096       558,691,555       285,357,806
                                                             --------------    --------------    --------------    --------------
   End of period .........................................   $   19,927,175    $   15,281,481    $  751,357,787       558,691,555
                                                             ==============    ==============    ==============    ==============

See accompanying notes to financial statements.

THE WESTPORT FUNDS
WESTPORT FUND
FINANCIAL HIGHLIGHTS
================================================================================================================
                                                   Per Share Data for a Share Outstanding throughout Each Period
----------------------------------------------------------------------------------------------------------------
                                                                                 Class R
                                                      ----------------------------------------------------------
                                                      Six Months
                                                        Ended          For the Year   For the Year   For the Year
                                                       June 30,           Ended          Ended          Ended
                                                         2001          December 31,   December 31,   December 31,
                                                      (Unaudited)          2000           1999           1998
----------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ............   $    14.37        $    14.75     $    11.22     $    10.00
                                                      ----------        ----------     ----------     ----------

Income from investment operations:
   Net investment loss ............................        (0.04)            (0.04)         (0.08)         (0.05)
   Net realized and unrealized gains on investments         0.40              1.35           5.21           1.27
                                                      ----------        ----------     ----------     ----------
Total from investment operations ..................         0.36              1.31           5.13           1.22
                                                      ----------        ----------     ----------     ----------

Less distributions:
   From net realized gains ........................           --             (1.69)         (1.60)            --
                                                      ----------        ----------     ----------     ----------

Net asset value at end of period ..................   $    14.73        $    14.37     $    14.75     $    11.22
                                                      ==========        ==========     ==========     ==========

Total return ......................................        2.51%(A)          8.68%         46.13%         12.20%
                                                      ==========        ==========     ==========     ==========

Net assets at end of period (000's) ...............   $   11,060        $   15,281     $   10,219     $    6,099
                                                      ==========        ==========     ==========     ==========

Ratio of net expenses to average net assets .......        1.50%(B)          1.50%          1.50%          1.50%

Ratio of gross expenses to average net assets(C) ..        1.63%(B)          1.91%          2.67%          3.60%

Ratio of net investment loss to average net assets        (0.48%)(B)        (0.35%)        (0.81%)        (0.71%)

Portfolio turnover rate ...........................           9%(B)            48%            68%            63%

(A)  Not annualized.

(B)  Annualized.

(C) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser (Note 4).

See accompanying notes to financial statements.

THE WESTPORT FUNDS
WESTPORT FUND
FINANCIAL HIGHLIGHTS
================================================================================
                    Per Share Data for a Share Outstanding throughout the Period
--------------------------------------------------------------------------------
                                                                   Class I
                                                                 ----------
                                                                   Period
                                                                    Ended
                                                                   June 30,
                                                                   2001(A)
                                                                 (Unaudited)
--------------------------------------------------------------------------------
Net asset value at beginning of period .......................   $    15.12
                                                                 ----------

Income from investment operations:
   Net investment loss .......................................        (0.02)
   Net realized and unrealized losses on investments .........        (0.36)
                                                                 ----------
Total from investment operations .............................        (0.38)
                                                                 ----------

Net asset value at end of period .............................   $    14.74
                                                                 ==========

Total return .................................................       (1.47%)(B)
                                                                 ==========

Net assets at end of period (000's) ..........................   $    8,867
                                                                 ==========

Ratio of net expenses to average net assets ..................        1.50%(C)

Ratio of gross expenses to average net assets(D) .............        1.77%(C)

Ratio of net investment loss to average net assets ...........       (0.43%)(C)

Portfolio turnover rate ......................................           9%(C)

(A) Represents the period from the commencement of operations (February 9, 2001) through June 30, 2001.

(B)  Not annualized.

(C)  Annualized.

(D) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser (Note 4).

See accompanying notes to financial statements.

THE WESTPORT FUNDS
WESTPORT SMALL CAP FUND
FINANCIAL HIGHLIGHTS
====================================================================================================================
                                                       Per Share Data for a Share Outstanding throughout Each Period
--------------------------------------------------------------------------------------------------------------------
                                                                                  Class R
                                                       -------------------------------------------------------------
                                                       Six Months
                                                         Ended           For the Year    For the Year    For the Year
                                                        June 30,            Ended           Ended           Ended
                                                          2001           December 31,    December 31,    December 31,
                                                       (Unaudited)           2000            1999            1998
--------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ............    $    18.23         $    16.47      $    11.54      $    10.00
                                                       ----------         ----------      ----------      ----------

Income from investment operations:
   Net investment income (loss) ...................         (0.01)              0.02           (0.03)          (0.02)
   Net realized and unrealized gains on investments          1.38               2.22            4.96            1.56
                                                       ----------         ----------      ----------      ----------
Total from investment operations ..................          1.37               2.24            4.93            1.54
                                                       ----------         ----------      ----------      ----------
Less distributions:
   From net investment income .....................            --              (0.03)             --              --
   From net realized gains ........................            --              (0.45)             --              --
                                                       ----------         ----------      ----------      ----------
Total distributions ...............................            --              (0.48)             --              --
                                                       ----------         ----------      ----------      ----------

Net asset value at end of period ..................    $    19.60         $    18.23      $    16.47      $    11.54
                                                       ==========         ==========      ==========      ==========

Total return ......................................         7.52%(A)          13.60%          42.72%          15.40%
                                                       ==========         ==========      ==========      ==========

Net assets at end of period (000's) ...............    $  161,751         $  110,423      $   79,851      $   20,637
                                                       ==========         ==========      ==========      ==========

Ratio of net expenses to average net assets .......         1.24%(B)           1.27%           1.43%           1.50%

Ratio of gross expenses to average net assets(C) ..         1.24%(B)           1.27%           1.43%           1.79%

Ratio of net investment income (loss) to average
   net assets .....................................        (0.17%)(B)          0.13%          (0.33%)         (0.39%)

Portfolio turnover rate ...........................           10%(B)             15%             10%             19%

(A)  Not annualized.

(B)  Annualized.

(C) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

See accompanying notes to financial statements.

THE WESTPORT FUNDS
WESTPORT SMALL CAP FUND
FINANCIAL HIGHLIGHTS
====================================================================================================================
                                                       Per Share Data for a Share Outstanding throughout Each Period
--------------------------------------------------------------------------------------------------------------------
                                                                                  Class I
                                                       -------------------------------------------------------------
                                                       Six Months
                                                         Ended           For the Year    For the Year  For the Period
                                                        June 30,            Ended           Ended           Ended
                                                          2001           December 31,    December 31,    December 31,
                                                       (Unaudited)           2000            1999           1998(A)
--------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ............    $    18.28         $    16.50      $    11.55      $    10.92
                                                       ----------         ----------      ----------      ----------

Income from investment operations:
   Net investment income (loss) ...................          0.00               0.03           (0.01)          (0.02)
   Net realized and unrealized gains on investments          1.39               2.23            4.96            0.65
                                                       ----------         ----------      ----------      ----------
Total from investment operations ..................          1.39               2.26            4.95            0.63
                                                       ----------         ----------      ----------      ----------

Less distributions:
   From net investment income .....................            --              (0.03)             --              --
   From net realized gains ........................            --              (0.45)             --              --
                                                       ----------         ----------      ----------      ----------
Total distributions ...............................            --              (0.48)             --              --
                                                       ----------         ----------      ----------      ----------

Net asset value at end of period ..................    $    19.67         $    18.28      $    16.50      $    11.55
                                                       ==========         ==========      ==========      ==========

Total return ......................................         7.60%(B)          13.69%          42.86%           5.77%(B)
                                                       ==========         ==========      ==========      ==========

Net assets at end of period (000's) ...............    $  589,606         $  448,269      $  205,507      $   33,230
                                                       ==========         ==========      ==========      ==========

Ratio of net expenses to average net assets .......         1.13%(C)           1.14%           1.24%           1.50%(C)

Ratio of gross expenses to average net assets(D) ..         1.13%(C)           1.14%           1.24%           1.64%(C)

Ratio of net investment income (loss) to average
   net assets .....................................        (0.05%)(C)          0.26%          (0.13%)         (0.36%)(C)

Portfolio turnover rate ...........................           10%(C)             15%             10%             19%(C)

(A) Represents the period from the commencement of operations (February 16, 1998) through December 31, 1998.

(B)  Not annualized.

(C)  Annualized.

(D) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

See accompanying notes to financial statements.

THE WESTPORT FUNDS
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001 (UNAUDITED)
================================================================================

1.   ORGANIZATION
The Westport Funds (the Trust) is registered under the Investment Company Act of 1940 (the 1940 Act), as a diversified, no-load, open-end management investment company. The Trust was organized as a Delaware business trust under a Declaration of Trust dated September 17, 1997. The Trust has established two separate series: the Westport Fund and the Westport Small Cap Fund (the Funds). The Trust was capitalized on December 16, 1997, when the initial shares of each Fund were purchased at $10 per share. Except for the initial purchase of shares, the Trust had no operations prior to the commencement of operations on December 31, 1997.

The Westport Fund seeks a return composed primarily of capital appreciation and secondarily current income by investing the majority of its assets in undervalued equity securities of attractive mid capitalization companies. A mid capitalization company has a market capitalization between $1.75 billion and
$7.5  billion.  The Fund  will  also  invest  on an  opportunistic  basis in the securities of attractive companies with both larger and smaller market capitalizations, but it is expected that the median market capitalization of the companies in the Fund will normally be in the mid capitalization range.

The Westport Small Cap Fund seeks long-term capital appreciation by investing at least 65% of its total assets in the equity securities of small capitalization companies. A small capitalization company has market capitalization of $1.75 billion or less at the time of the Fund's investment. Companies whose capitalization exceeds $1.75 billion after purchase will continue to be considered small cap for purposes of this 65% limitation. The Fund may also invest to a limited degree in companies that have larger market capitalizations.

Each of the Funds is authorized to offer two classes of shares: Class R shares and Class I shares. Each Class R and Class I share of a Fund represents identical interests in the Fund's assets and has the same rights, except that
(i) Class I shares are expected to have lower operating expenses over time due to a shareholder services plan adopted with respect to Class R shares of each Fund (Note 4), and (ii) certain other class specific expenses are borne solely by the class to which such expenses are attributable. The Class I shares of the Westport Small Cap Fund and the Westport Fund commenced operations on February 16, 1998 and February 9, 2001, respectively.

2.   SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the Trust's significant accounting policies:

Security valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange or quoted by NASDAQ are valued at the last reported sale price on the principal exchange where the security is traded or, if not traded on a particular day, at the closing bid price. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price, if available, otherwise, at the last quoted bid price. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

Share valuation -- The net asset value per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund's assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The offering price and redemption price per share of both classes of shares of each Fund is equal to the net asset value per share.

Investment income and distributions to shareholders -- Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Dividends arising from net investment income, if any, are declared and paid annually. Net capital gains (net long-term capital gains in excess of net short-term capital losses), if any, are distributed at least annually.

Organization expenses -- Expenses of organization have been capitalized and are being amortized on a straight-line basis over five years. In the event any of the initial shares of a Fund are redeemed during the amortization period, the redemption proceeds will be reduced by a pro rata portion of any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares of the Fund outstanding at the time of the redemption.

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments as of June 30, 2001:

--------------------------------------------------------------------------------
                                                 Westport           Westport
                                                   Fund          Small Cap Fund
--------------------------------------------------------------------------------
Gross unrealized appreciation ............    $    4,020,993     $  177,172,589
Gross unrealized depreciation ............        (1,545,487)       (27,126,239)
                                              --------------     --------------
Net unrealized appreciation ..............    $    2,475,506     $  150,046,350
                                              ==============     ==============
Federal income tax cost ..................    $   18,464,915     $  600,882,943
                                              ==============     ==============
--------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the acquisition cost is due to certain timing differences in the recognition of capital losses under income tax regulations and generally accepted accounting principles.

During the period from November 1, 2000 through December 31, 2000, the Westport Fund and the Westport Small Cap Fund had net realized losses of $141,173 and $2,842,161, respectively, which are treated for federal income tax purposes as arising during the Funds' tax year ending December 31, 2001. These "post-October" losses may be utilized in the current and future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

3.   INVESTMENT TRANSACTIONS
For the six months ended June 30, 2001, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $3,438,019 and $675,940, respectively, for the Westport Fund, and $128,768,361 and $27,155,009, respectively, for the Westport Small Cap Fund.

4.   TRANSACTIONS WITH AFFILIATES
Certain trustees and officers of the Trust are also officers of Westport Advisers, LLC (the Adviser), or of Integrated Fund Services, Inc. (IFS), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust.

INVESTMENT ADVISORY AGREEMENT
The Funds' investments are managed by the Adviser pursuant to the terms of an Advisory Agreement. Each Fund pays the Adviser an investment management fee, computed and accrued daily and paid monthly, at an annual rate of 0.90% of average daily net assets for the Westport Fund, and at an annual rate of 1.00% of average daily net assets for the Westport Small Cap Fund.

In order to voluntarily reduce operating expenses of the Westport Fund during the six months ended June 30, 2001, the Adviser waived investment advisory fees of $12,610 and reimbursed the Fund for $3,469 of Class I expenses.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement, IFS supplies non-investment related administrative and compliance services for the Funds. IFS supervises the preparation of tax returns, reports to shareholders, reports to and filings with the Securities and Exchange Commission and state securities commissions and materials for meetings of the Board of Trustees. For these services, IFS receives a monthly fee from each Fund at an annual rate of 0.10% on its average daily net assets up to $50 million; 0.08% on the next $50 million of such net assets; 0.06% on the next $50 million of such net assets; and 0.03% on such net assets in excess of $150 million, subject to a minimum monthly fee.

TRANSFER AGENT AGREEMENT
Under the terms of a Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement, IFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, IFS receives a monthly fee from each Fund based on the number of shareholder accounts in each class, subject to a minimum monthly fee for each class of shares. In addition, each Fund pays IFS out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement, IFS calculates the daily net asset value per share and maintains the financial books and records of the Funds. For these services, IFS receives a monthly fee from each Fund. In addition, each Fund pays IFS certain out-of-pocket expenses incurred by IFS in obtaining valuations of such Fund's portfolio securities.

SHAREHOLDER SERVICES PLAN
The Trust has adopted a shareholder services plan with respect to Class R shares of each Fund. Under this plan, the Trust may enter into agreements pursuant to which a shareholder servicing agent performs certain shareholder services not otherwise provided by the transfer agent. For these services, each Fund pays the shareholder servicing agent a fee of up to 0.25% of the average daily net assets attributable to the Class R shares owned by investors for which the shareholder servicing agent maintains a servicing relationship. For the six months ended June 30, 2001, shareholder servicing fees of $54,350 were paid by Class R shares of the Westport Small Cap Fund.

DISTRIBUTION AGREEMENT
The Trust has entered into a Distribution Agreement on behalf of the Funds with IFS Fund Distributors, Inc. (the Distributor). Pursuant to the Distribution Agreement, the Distributor acts as distributor of each Fund's shares. The Distributor receives no compensation for its services and is an affiliate of IFS.

5.   CAPITAL SHARE TRANSACTIONS
Proceeds and payments on capital shares as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions:

-----------------------------------------------------------------------------------------------------------------
                                                          Westport Fund                Westport Small Cap Fund
                                                  -----------------------------     -----------------------------
                                                   Six Months                        Six Months
                                                     Ended         For the Year        Ended         For the Year
                                                    June 30,          Ended           June 30,          Ended
                                                      2001         December 31,         2001         December 31,
                                                   (Unaudited)         2000          (Unaudited)         2000
-----------------------------------------------------------------------------------------------------------------
CLASS R
Shares sold ..................................        (225,861)         344,664        3,152,308        4,125,352
Shares issued in reinvestment of
   distributions to shareholders .............              --          109,455               --          151,980
Shares redeemed ..............................         (86,612)         (83,611)        (958,514)      (3,068,798)
                                                  ------------     ------------     ------------     ------------
Net increase (decrease) in shares outstanding         (312,473)         370,508        2,193,794        1,208,534
Shares outstanding, beginning of period ......       1,063,390          692,882        6,057,431        4,848,897
                                                  ------------     ------------     ------------     ------------
Shares outstanding, end of period ............         750,917        1,063,390        8,251,225        6,057,431
                                                  ============     ============     ============     ============

CLASS I
Shares sold ..................................         627,264               --        7,370,186       16,482,388
Shares issued in reinvestment of distributions
   to shareholders ...........................              --               --               --          499,214
Shares redeemed ..............................         (25,533)              --       (1,915,415)      (4,921,525)
                                                  ------------     ------------     ------------     ------------
Net increase in shares outstanding ...........         601,731               --        5,454,771       12,060,077
Shares outstanding, beginning of period ......              --               --       24,516,181       12,456,104
                                                  ------------     ------------     ------------     ------------
Shares outstanding, end of period ............         601,731               --       29,970,952       24,516,181
                                                  ============     ============     ============     ============
-----------------------------------------------------------------------------------------------------------------

WESTPORT FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2001 (UNAUDITED)
================================================================================
                                                                      Market
COMMON STOCKS --  81.9%                                  Shares        Value
--------------------------------------------------------------------------------
BROADCASTING/CABLE TV -- 8.3%
Cox Radio, Inc. - Class A(a) ..................          35,000    $    974,750
Insight Communications Company, Inc.(a) .......          27,000         675,000
                                                                   ------------
                                                                      1,649,750
                                                                   ------------

BUSINESS PRODUCTS & SERVICES -- 23.7%
American Management Systems, Inc.(a) ..........          25,200         594,720
Computer Associates International, Inc. .......          23,500         846,000
MRO Software, Inc.(a) .........................          30,500         481,900
Numerical Technologies, Inc.(a) ...............           7,000         147,000
Parametric Technology Company(a) ..............          30,000         419,700
Rational Software Corporation(a) ..............          15,000         420,750
Reynolds & Reynolds Company (The) - Class A ...          14,000         307,300
Synopsys Inc.(a) ..............................          12,000         580,680
Unigraphics Solutions, Inc.(a) ................          28,800         914,400
                                                                   ------------
                                                                      4,712,450
                                                                   ------------
CHEMICALS -- 2.4%
Praxair, Inc. .................................          10,000         470,000
                                                                   ------------
COMMUNICATIONS EQUIPMENT & SERVICES -- 4.5%
AT&T Corporation ..............................           8,727         191,994
Rockwell Collins, Inc.(a) .....................          30,000         705,300
                                                                   ------------
                                                                        897,294
                                                                   ------------
CONSUMER PRODUCTS & SERVICES -- 3.4%
Big Lots, Inc.(a) .............................           7,500         102,600
Duane Reade, Inc.(a) ..........................           7,000         227,500
Neiman Marcus Group, Inc. - Class B(a) ........           8,205         242,048
Whitehall Jewellers, Inc.(a) ..................          10,700          98,012
                                                                   ------------
                                                                        670,160
                                                                   ------------
FINANCE -- 0.4%
Tucker Anthony Sutro Corporation ..............           4,000          88,000
                                                                   ------------
HEALTHCARE -- 7.5%
Lincare Holdings, Inc.(a) .....................          24,000         720,240
Triad Hospitals, Inc.(a) ......................          12,321         363,100
Universal Health Services, Inc. - Class B(a) ..           9,000         409,500
                                                                   ------------
                                                                      1,492,840
                                                                   ------------
INDUSTRIAL SPECIALTY PRODUCTS -- 11.5%
C&D Technologies, Inc. ........................           5,000         155,000
Fairchild Semiconductor Corporation - Class A(a)         30,000         690,000
JLG Industries, Inc. ..........................           8,000          98,800
Precision Castparts Corporation ...............          19,000         710,980
Rockwell International Corporation ............           5,000         190,600
Texas Instruments, Inc. .......................          14,064         443,016
                                                                   ------------
                                                                      2,288,396
                                                                   ------------

WESTPORT FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
================================================================================
                                                                      Market
COMMON STOCKS  --  81.9% (Continued)                     Shares        Value
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 4.5%
Bristol-Myers Squibb Company ..................           6,000    $    313,800
Schering-Plough Corporation ...................          16,000         579,840
                                                                   ------------
                                                                        893,640
                                                                   ------------
OIL & GAS PRODUCERS -- 7.0%
Anadarko Petroleum Corporation ................           6,000         324,180
Helmerich & Payne, Inc. .......................          10,000         309,900
Pogo Producing Company ........................          16,500         396,000
Southwestern Energy Company ...................          30,000         367,500
                                                                   ------------
                                                                      1,397,580
                                                                   ------------
OIL & GAS SERVICES -- 0.6%
Transocean Sedco Forex, Inc. ..................           3,000         123,750
                                                                   ------------
PAPER AND RELATED PRODUCTS -- 1.0%
Westvaco Corporation ..........................           8,000         194,320
                                                                   ------------
REGIONAL BANKS & THRIFTS -- 0.8%
Sterling Financial Corporation(a) .............          11,000         165,000
                                                                   ------------
TRANSPORTATION -- 2.4%
Airborne, Inc. ................................           7,000          81,130
FedEx Corporation(a) ..........................           7,500         301,500
United Parcel Service, Inc. - Class B .........           1,800         104,040
                                                                   ------------
                                                                        486,670
                                                                   ------------
UTILITIES -- 2.0%
El Paso Electric Company(a) ...................          25,000         399,750
                                                                   ------------

OTHER --  1.9% ................................                         384,000
                                                                   ------------

TOTAL COMMON STOCKS (Cost $13,820,085) ........                    $ 16,313,600
                                                                   ------------

MONEY MARKETS --  23.2%
Firstar Stellar Money Market Fund
  (Cost $4,626,821) ...........................       4,626,821       4,626,821
                                                                   ------------

TOTAL INVESTMENT SECURITIES-- 105.1%
  (Cost $18,446,906) ..........................                    $ 20,940,421

LIABILITIES IN EXCESS OF OTHER ASSETS-- (5.1%).                      (1,013,246)
                                                                   ------------

NET ASSETS-- 100.0% ...........................                    $ 19,927,175
                                                                   ============

(a)  Non-income producing security.

See accompanying notes to financial statements.

WESTPORT SMALL CAP FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2001 (UNAUDITED)
================================================================================
                                    Market
COMMON STOCKS --  82.4%    Shares   Value
--------------------------------------------------------------------------------
AIRCRAFT MAINTENANCE & SERVICES -- 0.6%
AAR Corporation ...............................         271,250    $  4,638,375
                                                                   ------------
BROADCASTING/CABLE TV -- 7.7%
Beasley Broadcast Group, Inc. - Class A(a) ....         395,000       6,715,000
Cox Radio, Inc. - Class A(a) ..................         694,100      19,330,685
Emmis Broadcasting Corporation(a) .............         361,500      11,116,125
Insight Communications Company, Inc.(a) .......         496,175      12,404,375
Salem Communications Corp. - Class A(a) .......         391,000       8,555,080
                                                                   ------------
                                                                     58,121,265
                                                                   ------------
BUSINESS PRODUCTS & SERVICES -- 19.9%
American Management Systems, Inc.(a) ..........         890,000      21,004,000
Aspen Technology, Inc.(a) .....................         225,000       5,445,000
Computer Associates International, Inc. .......         665,000      23,940,000
IMS Health Inc. ...............................       1,075,000      30,637,500
MRO Software, Inc.(a) .........................         256,500       4,052,700
Perot Systems Corporation - Class A(a) ........         596,400      10,794,840
Rational Software Corporation(a) ..............         200,000       5,610,000
Reynolds & Reynolds Company (The) - Class A ...         303,600       6,664,020
SYNAVANT, Inc.(a) .............................       1,277,250       9,081,248
Synopsys Inc.(a) ..............................         319,800      15,475,122
Unigraphics Solutions, Inc.(a) ................         408,300      12,963,525
Volt Information Sciences, Inc.(a) ............         160,412       2,807,210
                                                                   ------------
                                                                    148,475,165
                                                                   ------------
COMMUNICATIONS EQUIPMENT & SERVICES -- 1.1%
General Communication, Inc. - Class A(a) ......         687,000       8,312,700
                                                                   ------------
CONSUMER PRODUCTS & SERVICES -- 6.3%
Applebee's International, Inc. ................          90,000       2,880,000
Big Lots, Inc.(a) .............................         480,806       6,577,426
Duane Reade, Inc.(a) ..........................         262,800       8,541,000
Gaylord Entertainment Company .................          75,000       2,160,000
Houghton Mifflin Company ......................         112,000       6,712,160
Outback Steakhouse, Inc.(a) ...................          70,000       2,016,000
Ruby Tuesday, Inc. ............................         890,200      15,222,420
Saks, Inc.(a) .................................         218,000       2,092,800
Whitehall Jewellers, Inc.(a) ..................         138,550       1,269,118
                                                                   ------------
                                                                     47,470,924
                                                                   ------------
HEALTHCARE -- 4.7%
Triad Hospitals, Inc.(a) ......................         243,955       7,189,354
Universal Health Services, Inc. - Class B(a) ..         623,400      28,364,700
                                                                   ------------
                                                                     35,554,054
                                                                   ------------

WESTPORT SMALL CAP FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
================================================================================
                                                                      Market
COMMON STOCKS -- 82.4%  (Continued)                      Shares        Value
--------------------------------------------------------------------------------
INDUSTRIAL SERVICES -- 2.5%
ITT Educational Services, Inc.(a) .............         373,600    $ 16,812,000
XTRA Corporation(a) ...........................          43,100       2,137,760
                                                                   ------------
                                                                     18,949,760
                                                                   ------------
INDUSTRIAL SPECIALTY PRODUCTS -- 8.6%
Alpha Industries, Inc. ........................         167,550       4,951,102
C&D Technologies, Inc. ........................         221,100       6,854,100
Conexant Systems, Inc(a) ......................         775,000       6,936,250
DuPont Photomasks, Inc.(a) ....................         274,800      13,259,100
JLG Industries, Inc. ..........................         371,400       4,586,790
Precision Castparts Corporation ...............         497,000      18,597,740
Rogers Corporation(a) .........................         102,400       2,713,600
Texas Instruments, Inc. .......................         207,448       6,534,612
                                                                   ------------
                                                                     64,433,294
                                                                   ------------
MEDICAL PRODUCTS -- 1.8%
Bergen Brunswig Corporation ...................         148,400       2,852,248
Cardinal Health, Inc. .........................          73,194       5,050,386
Owens & Minor, Inc. ...........................         285,250       5,419,750
                                                                   ------------
                                                                     13,322,384
                                                                   ------------
OIL & GAS PRODUCERS -- 6.3%
Devon Energy Corporation ......................         216,780      11,380,950
Houston Exploration Company(a) ................         312,800       9,775,000
Pogo Producing Company ........................         393,200       9,436,800
Pure Resources, Inc.(a) .......................         509,600       9,172,800
Southwestern Energy Company ...................         642,100       7,865,725
                                                                   ------------
                                                                     47,631,275
                                                                   ------------
REAL ESTATE & CONSTRUCTION -- 1.0%
St. Joe Company (The) .........................         283,400       7,617,792
                                                                   ------------
REGIONAL BANKS & THRIFTS -- 4.7%
Bankunited Financial Corporation - Class A(a) .         349,000       4,903,450
Downey Financial Corporation ..................         120,000       5,671,200
First Essex Bancorp, Inc. .....................         416,950      10,307,004
Harbor Florida Bancshares, Inc. ...............         161,000       3,083,150
People's Bank .................................         151,200       3,524,472
Seacoast Financial Services Corporation .......         239,425       3,890,656
Staten Island Bancorp, Inc. ...................          80,000       2,228,000
Sterling Financial Corporation(a) .............         122,200       1,833,000
                                                                   ------------
                                                                     35,440,932
                                                                   ------------

WESTPORT SMALL CAP FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
================================================================================
                                                                      Market
COMMON STOCKS -- 82.4% (Continued)                       Shares        Value
--------------------------------------------------------------------------------
SECURITY PRODUCTS & SERVICES -- 2.3%
Checkpoint Systems, Inc.(a) ...................         165,400    $  2,944,119
Pittston Company (The) ........................         170,007       3,789,456
Sensormatic Electronics Corporation(a) ........         616,800      10,485,600
                                                                   ------------
                                                                     17,219,175
                                                                   ------------
TRANSPORTATION -- 1.6%
EGL, Inc.(a) ..................................         295,550       5,160,303
Florida East Coast Industries, Inc. - Class B .         203,515       7,184,080
                                                                   ------------
                                                                     12,344,383
                                                                   ------------
UTILITIES -- 3.3%
CH Energy Group, Inc. .........................         253,500      11,141,325
El Paso Electric Company(a) ...................         832,850      13,317,272
                                                                   ------------
                                                                     24,458,597
                                                                   ------------
MISCELLANEOUS -- 10.0%
iShares Russell 2000 Index Fund ...............         377,000      38,416,300
Other .........................................                      37,043,788
                                                                   ------------
                                                                     75,460,088
                                                                   ------------

TOTAL COMMON STOCKS (Cost $469,333,900) .......                    $619,450,163
                                                                   ------------

MONEY MARKETS -- 17.5%
Firstar Stellar Money Market Fund
  (Cost $131,479,130) .........................     131,479,130    $131,479,130
                                                                   ------------

TOTAL INVESTMENT SECURITIES-- 99.9%
  (Cost $600,813,030) .........................                    $750,929,293

OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.1% ..                         428,494
                                                                   ------------

NET ASSETS-- 100.0% ...........................                    $751,357,787
                                                                   ============

(a)  Non-income producing security.

See accompanying notes to financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK

THE WESTPORT FUNDS

Westport Fund
Westport Small Cap Fund

website:  www.westportfunds.com

SHAREHOLDER SERVICES
888-593-7878

INVESTMENT ADVISER
Westport Advisers, LLC
253 Riverside Avenue
Westport, Connecticut 06880
203-227-3601

BOARD OF TRUSTEES
Raymond J. Armstrong
Stephen E. Milman
Edmund H. Nicklin, Jr.
Ronald H. Oliver
D. Bruce Smith, II

TRANSFER AGENT
Integrated Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

DISTRIBUTOR
IFS Fund Distributors, Inc.
221 East Fourth Street, Suite 300
Cincinnati, Ohio 45202


This report is authorized for distribution only when it is accompanied or preceded by a current prospectus of The Westport Funds.